Other non-current assets (Tables)	12 Months Ended
Dec. 31, 2020
Subclassifications of assets, liabilities and equities [abstract]
Schedule of other non-current assets

	At December 31,
In thousands of U.S. dollars	2020	2019
Scorpio LR2 Pool Ltd. pool working capital contributions (1)	$35,700	$35,700
Scorpio MR Pool Ltd. pool working capital contributions(1)	25,200	—
Scorpio Handymax Tanker Pool Ltd. pool working capital contributions (2)	5,661	6,794
Scorpio LR1 Pool Ltd. pool working capital contributions(1)	6,600	6,600
Working capital contributions to Scorpio Pools	73,161	49,094

Seller's credit on sale leaseback vessels (3)	10,192	9,624
Deposits for exhaust gas cleaning system ('scrubbers') (4)	5,617	35,846
Investment in BWTS supplier (5)	1,751	1,751
Capitalized loan fees (6)	1,424	4,039
Equity consideration issued for the leasehold interests acquired from Trafigura for certain vessels under construction (7)	—	18,086
Deposits for BWTS (5)	—	12,699
	$92,145	$131,139

(1)    Upon entrance into the Scorpio LR2, LR1 and MR Pools, all vessels are required to make initial working capital contributions of both cash and bunkers. Initial working capital contributions are repaid, without interest, upon a vessel’s exit from the pool. Bunkers on board a vessel exiting the pool are credited against such repayment at the actual invoice price of the bunkers. For all owned vessels, we assume that these contributions will not be repaid within 12 months and are thus classified as non-current within Other Assets on the consolidated balance sheets. For time chartered-in vessels we classify the amounts as current (within accounts receivable) or non-current (within Other Assets) according to the expiration of the contract. The Scorpio MR Pool amended its terms to the above during 2020. Prior to this amendment, any contributions were repaid, without interest, when such vessel earned sufficient net revenues to cover the value of such working capital contributed. Accordingly, such amounts were classified as current (within accounts receivable) in prior periods.
(2)     Upon entrance into the Scorpio Handymax Tanker Pool, all vessels are required to make initial working capital contributions of both cash and bunkers. Initial working capital contributions are repaid, without interest, upon a vessel's exit from each pool no later than six months after the exit date. Bunkers on board a vessel exiting the pool are credited against such repayment at the actual invoice price of the bunkers. For all owned vessels, we assume that these contributions will not be repaid within 12 months and are thus classified as non-current within Other Assets on the consolidated balance sheets. For time chartered-in vessels we classify the amounts as current (within Accounts Receivable) or non-current (within Other Assets) according to the expiration of the contract.
(3)    The seller's credit on vessels sold and leased back represents the present value of the deposits of $4.35 million per vessel ($13.1 million in aggregate) that was retained by the buyer as part of the 2017 sale and operating leaseback transactions for STI Beryl, STI Le Rocher and STI Larvotto, which is described in Note 6. This deposit will either be applied to the purchase price of the vessel if a purchase option is exercised or refunded to us at the expiration of the agreement. The present value of this deposit has been calculated based on the interest rate that is implied in the lease, and the carrying value will accrete over the life of the lease, through interest income, until expiration. We recorded $0.5 million and $0.5 million as interest income as part of these agreements during each of the years ended December 31, 2020 and 2019, respectively.
(4)     From August 2018 through September 2019, we entered into agreements with two separate suppliers to retrofit a total of 98 of our tankers with scrubbers for total consideration of $146.6 million (which excludes installation costs). Deposits paid for these systems are reflected as investing cash flows within the consolidated statement of cash flows. In April 2020, we reached an agreement to postpone the purchase and installation of scrubbers on 19 of our vessels. The installation of these remaining scrubbers is now expected to begin not earlier than 2021. In February 2021, we signed an agreement to retain the option to purchase these scrubbers through February 2023. This agreement is described in Note 23.
(5)    In July 2018, we executed an agreement to purchase 55 BWTS from an unaffiliated third-party supplier for total consideration of $36.2 million. These systems were expected to be installed over the subsequent five years, as each respective vessel under the agreement comes due for its International Oil Pollution Prevention, or IOPP, renewal survey. Upon entry into this agreement, we also obtained a minority equity interest in this supplier for no additional consideration. We have determined that of the total consideration of $36.2 million, $1.8 million is attributable to the minority equity interest.
    Since July 2018, aggregate deposits of $32.8 million have been made, of which $31.0 million has been reclassified to "Vessels" upon the installation of these systems. The remaining $1.8 million of this amount has been recorded as the aforementioned minority equity interest, which is being accounted for as a financial asset under IFRS 9. Deposits paid for these systems are reflected as investing cash flows within the consolidated statement of cash flows. Under the terms of the agreement, we were granted a put option, exercisable after one year following the date of the agreement, whereby we can put the shares back to the supplier at a predetermined price. The supplier was also granted a call option, exercisable two years following the date of the agreement, whereby it can buy the shares back from us at a predetermined price, which is greater than the strike price of the put option. Given that the value of this investment is contractually limited to the strike prices set forth in these options, we have recorded the value of the investment at the put option strike price, or $1.8 million in aggregate. The difference in the aggregate value of the investment, based on the spread between the exercise prices of the put and call options, is $0.6 million. We consider this value to be a Level 3 fair value measurement, as this supplier is a private company, and the value has been determined based on unobservable market data (i.e. the proceeds that we would receive if we exercised our put option in full).
(6)    Represents upfront loan fees on credit facilities that are expected to be used to partially finance the purchase and installation of scrubbers or refinance the indebtedness on certain vessels. These fees are reclassified as deferred financing fees (net of Debt) when the tranche of the loan to which the vessel relates is drawn.
(7)    On September 26, 2019, we acquired subsidiaries of Trafigura as part of the Trafigura Transaction, which have leasehold interests in 19 product tankers under bareboat charter agreements with subsidiaries of an international financial institution.  Of the 19 vessels, 15 were delivered on September 26, 2019, and four were under construction. For the four vessels under construction, we issued 591,254 shares of common stock at $29.00 per share to Trafigura with an aggregate market value of $17.1 million and assumed commitments on the bareboat charter agreements of approximately $138.8 million upon each vessel's delivery from the shipyard. The value of the equity issued of $17.1 million plus certain initial direct costs of approximately $0.6 million (which is a pro-rated portion of the legal and professional fees incurred as part of the Trafigura Transaction) and $0.4 million of fees relating to the leases on these four vessels under construction were recorded within "Other Non-current assets" as of December 31, 2019. These amounts were reclassified to Right of Use Assets as each vessel was delivered from the shipyard throughout 2020.